As filed with the Securities and Exchange Commission on September 12, 1996
                                                 Registration No. 33-



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                            ------------------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                NOVELLUS SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

         CALIFORNIA                                        77-00246
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

                               3970 North First Street
                                 San Jose, CA  95134
              (Address of Principal Executive Office Including Zip Code)

                                NOVELLUS SYSTEMS, INC.
                     AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                AMENDED AND RESTATED 1992 EMPLOYEE STOCK PURCHASE PLAN
                              (Full titles of the plans)

                                   Richard S. Hill
                        President and Chief Executive Officer
                                Novellus Systems, Inc.
                               3970 North First Street
                                 San Jose, CA  95134
                       (Name and address of agent for service)

                                    (408) 943-9700
            (Telephone number, including area code, of agent for service)

- --------------------------------------------------------------------------------
                           CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                                                                       Proposed
                                                 Proposed              maximum
Title of securities to be     Amount to be     maximum offering      aggregate offering       Amount of
    registered                registered      price per share (1)      price (1)         registration fee
- ------------------------------------------------------------------------------------------------------------
 Common Stock                   720,000           $35.50             $25,560,000             $8,814
- ------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National Market on September 10, 1996.


                                 Page 1 of 7 Pages.
                          Exhibit Index Located at Page II-5.

                                       PART II
                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-51056, No. 33-88156 and No. 33-62807, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.


Item 8.  EXHIBITS.


    Exhibit
    Number    Description
    -------   -----------

     4.1*     Amended and Restated Articles of Incorporation of Registrant

     4.2**    Form of Bylaws of Registrant, as amended to date

     5.1      Opinion of Morrison & Foerster.

    23.1      Consent of Counsel (included in Exhibit 5.1).

    23.2 Consent of Ernst & Young LLP, Independent Auditors (see page II-7).

    25.1      Power of Attorney (see page II-4).



* Incorporated by reference to the exhibit filed with Registrant's Registration Statement on Form S-1, File No. 33-37607, which was declared effective November 19, 1990.

** Incorporated by reference to the exhibit filed with Registrant's Registration Statement on Form S-1, File No. 33-23011, which was declared effective September 11, 1988.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novellus Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 12, 1996.

                                       NOVELLUS SYSTEMS, INC.


                                       By:  /s/ Richard S. Hill
                                            ----------------------------------
                                            Richard S. Hill
                                            President and Chief Executive
                                            Officer

                                  POWER OF ATTORNEY


    Each person whose signature appears below constitutes and appoints Richard
S. Hill and William J. Wall, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                    Capacity                                Date
- ---------                    --------                                ----

/s/   Richard S. Hill        President, Chief               September 12, 1996
- -------------------------    Executive Officer
     Richard S. Hill         (PRINCIPAL EXECUTIVE
                             OFFICER) and Director


/s/   William J. Wall        Vice President, Finance        September 12, 1996
- -------------------------    and Administration,
     William J. Wall         Chief Financial Officer
                             and Secretary (PRINCIPAL
                             FINANCIAL AND ACCOUNTING
                             OFFICER)

/s/   D. James Guzy           Director                      September 12, 1996
- -------------------------
      D. James Guzy


/s/   Tom Long                 Director                     September 12, 1996
- -------------------------
      Tom Long

/s/   Glen G. Possley          Director                     September 12, 1996
- -------------------------
      Glen G. Possley

/s/  Robert H. Smith           Director                     September 12, 1996
- -------------------------
    Robert H. Smith

/s/   Joseph Van Poppelen     Director                      September 12, 1996
- -------------------------
     Joseph Van Poppelen

                                  INDEX TO EXHIBITS


    Exhibit
    Number    Description
    -------   -----------

     4.1*     Amended and Restated Articles of Incorporation of Registrant

     4.2**    Form of Bylaws of Registrant, as amended to date

     5.1      Opinion of Morrison & Foerster.

    23.1      Consent of Counsel (included in Exhibit 5.1).

    23.2 Consent of Ernst & Young LLP, Independent Auditors (see page II-7).

    25.1      Power of Attorney (see page II-4).



* Incorporated by reference to the exhibit filed with Registrant's Registration Statement on Form S-1, File No. 33-37607, which was declared effective November 19, 1990.
** Incorporated by reference to the exhibit filed with Registrant's Registration Statement on Form S-1, File No. 33-23011, which was declared effective September 11, 1988.